Exhibit 10.19

EXHIBIT A

DOLBY LABORATORIES, INC.

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Offering Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Dolby Laboratories, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each pay day (from 0 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6.

I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.

The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 5% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship

Percentage Benefit	(Address)

NAME: (please print)
	(First)	(Middle)	(Last)

Relationship

Percentage of Benefit	(Address)

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Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

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EXHIBIT A

DOLBY LABORATORIES, INC.

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT FOR UK EMPLOYEES

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Dolby Laboratories, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan. My participation is subject to my entering into a Joint Election with the Company or a Designated Subsidiary within such period as the Company reasonably requires. For these purposes, a “Joint Election” means an election within the meaning of paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992 in a form agreed with the Inland Revenue to transfer the liability for Employer’s (secondary) Class 1 National Insurance contributions to me.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 0% to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):

6.	I understand that upon the purchase of shares for me pursuant to the Employee Stock Purchase Plan, I may be liable for income tax via PAYE and employee’s and employer’s

Class 1 National Insurance Contributions on the amount equal to the excess of the fair market value of shares at the time such shares were purchased by me over the price which I paid for the shares. No shares will be purchased for me under the Employee Stock Purchase Plan unless I have paid to the Company and/or any Designated Subsidiary the Tax Liability (defined below) which has arisen or may arise on a Trigger Event (defined (below). The Company shall not be obliged to allot and issue any shares pursuant to the purchase of shares for me under the Employee Stock Purchase Plan unless and until I have paid to the Company and/or any Designated Subsidiary such sum as is, in the opinion of the Company, sufficient to indemnify the Company and/or any Designated Subsidiary in full against any liability the Company and/or any Designated Subsidiary has to account to the Inland Revenue for any amount of, or representing, the Tax Liability, or I have made such other arrangement as in the opinion of the Company and/or any Designated Subsidiary will ensure that the full amount of any Tax Liability will be recovered from me within such period as the Company may then determine. In the absence of such other arrangement being made, the Company and/or any Designated Subsidiary shall have the right to retain out of the aggregate number of shares to which I would have otherwise been entitled upon the exercise of an option, such number of shares as, in the opinion of the Company, will enable the Company to sell as agent for me (at the best price which can reasonably expected to be obtained at the time of the sale) and to pay over to the Company and/or any Designated Subsidiary sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the participants Tax Liability. The Company or any Designated Subsidiary may, but will not be obligated to, withhold from my compensation the amount necessary to meet any Tax Liability arising on the exercise of the option.

For purposes of this Section 6, “Tax Liability” shall mean any liability or obligation of the Company and/or any related corporation to account for income tax (under PAYE) or any other taxation provisions whether of the United Kingdom, United States of America or elsewhere and employee’s (primary) Class 1 National Insurance Contributions (“NICs”) in the United Kingdom and any liability to pay Employer’s (secondary) Class 1 NICs for which a Joint Election has been entered into to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of shares acquired pursuant to an option granted under the terms of the Employee Stock Purchase Plan.

For purposes of this Section 6, “Trigger Event” shall mean the grant, exercise, cancellation, release, assignment or other disposal of any option acquired pursuant to the Employee Stock Purchase Plan.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

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8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:	(Please print)
		(First)	(Middle)	(Last)

Relationship

(Address)

Employee’s National
Insurance Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

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